UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

December 23, 2020

PORCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39142	90-0781625
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 1st Avenue S.

Seattle, Washington 98134

(Address of Principal Executive Offices) (Zip Code)

(206) 947-2472

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	PRCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On December 23, 2020 (the “Closing Date”), Porch Group, Inc., a Delaware corporation (formerly known as PropTech Acquisition Corporation) (prior to the Effective Time (as defined below), “PTAC” and after the Effective Time, the “Company”), consummated the previously-announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger, dated July 30, 2020 (as amended by the First Amendment to the Agreement and Plan of Merger, dated as of October 12, 2020, the “Merger Agreement”), by and among PTAC, PTAC Merger Sub Corporation, a Delaware corporation and wholly-owned subsidiary of PTAC (“Merger Sub”), Porch.com, Inc. a Delaware corporation (“Porch”), and Joe Hanauer, in his capacity as the representative of all Pre-Closing Holders (as defined in the Merger Agreement).

Pursuant to the terms of the Merger Agreement, a business combination between the Company and Porch was effected on December 23, 2020 through the merger of Merger Sub with and into Porch, with Porch surviving as the surviving company and a wholly-owned subsidiary of the Company (the “Merger”). Immediately prior to the effective time of the Merger (the “Effective Time”), all issued and outstanding shares of Porch preferred stock, par value $0.01 per share (the “Porch Preferred Stock”), were converted into shares of Porch common stock, par value $0.01 per share (the “Porch Common Stock”) in accordance with Porch’s fourth amended and restated certificate of incorporation. At the Effective Time, each outstanding share of Porch Common Stock, including Porch Common Stock held by prior owners of Porch Preferred Stock (other than shares owned by Porch as treasury stock, dissenting shares and restricted shares) and each outstanding Porch warrant that had an exercise price that was lower than the value of the portion of the merger consideration that would otherwise be issuable in respect thereof (the “In-The-Money Warrants”) was cancelled and converted into the right to receive a pro rata portion of (i) cash consideration of $30 million and (ii) approximately 36.3 million shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Additionally, holders of the outstanding shares of Porch Common Stock (other than shares owned by Porch as treasury stock, dissenting shares and restricted shares), the In-The-Money Warrants, and the outstanding options, restricted stock units and unvested restricted shares of Porch received on a pro rata basis a portion of 5,000,000 restricted shares of Common Stock (“Earnout Shares”) that will vest upon the achievement of certain earnout thresholds prior to the third anniversary of the Closing.

The material provisions of the Merger Agreement are described in the Company’s definitive proxy statement/consent solicitation statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2020 (as amended, the “Proxy Statement/Consent Solicitation Statement/Prospectus”) in the section titled “The Merger Agreement” beginning on page 167, which is incorporated by reference herein.

On July 30, 2020, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 15,000,000 shares of PTAC Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $150,000,000, pursuant to separate subscription agreements entered into effective as of July 30, 2020 and subsequently amended on October 12, 2020 (each as amended, a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the Closing.

A description of the Subscription Agreements is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Other Agreements—Subscription Agreements” beginning on page 182, which is incorporated herein by reference.

In connection with the Closing, the registrant changed its name from PropTech Acquisition Corporation to Porch Group, Inc.

The foregoing description of each of the Merger Agreement and the Subscription Agreements is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and Exhibit 2.2, and the Subscriptions Agreements, a copy of the form of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, each of which is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

Amended & Restated Registration Rights Agreement

In connection with the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), on the Closing Date , that certain Registration Rights Agreement, dated November 21, 2019, was amended and restated and certain persons and entities receiving shares of Common Stock pursuant to the Merger Agreement (the “New Holders” and, collectively with the Existing Holders, the “Holders”) entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, HC PropTech Partners I LLC, the sponsor of the Company (the “Sponsor”), and the holders of the Founder Shares (as defined in the A&R Registration Rights Agreement), have agreed to be subject to a one-year lockup in respect of their Founder Shares; Matt Ehrlichman has agreed to be subject to a one-year lockup in respect of his shares of Common Stock; and certain other holders of Common Stock have agreed to be subject to a 180-day lockup in respect of their shares of Common Stock, in each case subject to certain customary exceptions (including the attainment of certain trading price thresholds).

The material terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Other Agreements—Amended and Restated Registration Rights Agreement” beginning on page 183 of the Proxy Statement/Consent Solicitation Statement/Prospectus.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by the full text of the A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Indemnification Agreements

In connection with the Transactions, on the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

The Merger was approved by PTAC’s stockholders at a special meeting of PTAC’s stockholders in lieu of the Company’s 2020 annual meeting held on December 21, 2020 (the “Special Meeting”). At the Special Meeting, 16,856,767 shares of PTAC Common Stock were voted in favor of the proposal to approve the Merger, 2,520 shares of PTAC Common Stock were voted against the proposal and one share of PTAC Common Stock abstained from voting on the proposal. In connection with the Closing, 400 shares of PTAC Common Stock were redeemed at a per share price of approximately $10.04. The Merger was completed on December 23, 2020.

In connection with the consummation of the Merger, all of the 4,312,500 outstanding shares of PTAC Class B Common Stock (the “Founder Shares”), were converted into shares of Common Stock on a one-for-one basis.

Pursuant to the Merger Agreement, at the Closing, holders of the outstanding shares of Porch Common Stock (other than shares owned by Porch as treasury stock, dissenting shares and restricted shares), the In-The-Money Warrants, and the outstanding options, restricted stock units and unvested restricted shares of Porch received on a pro rata basis the Earnout Shares, which will vest upon the achievement of certain thresholds prior to the third anniversary of the Closing (as further described in the section entitled “The Merger Agreement” on page 167 of the Proxy Statement/Consent Solicitation Statement/Prospectus).

As of the Closing Date and following the completion of the Merger and the sale of the PIPE Shares, the Company had the following outstanding securities:

●	approximately 81,476,589 shares of Common Stock (of which 5,000,000 were Earnout Shares); and

●	approximately 8,625,000 public warrants and 5,700,000 private placement warrants, each exercisable for one share of Common Stock at a price of $11.50 per share.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Porch.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the Company’s ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of the Company to grow and management growth profitability following the Closing;

●	the future financial performance of the Company following the Transactions;

●	expansion plans and opportunities, including future acquisitions or additional business combinations;

●	risks related to disruption of management’s time from ongoing business operations due to the Transactions;

●	litigation, complaints, product liability claims and/or adverse publicity;

●	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

●	privacy and data protection laws, privacy or data breaches, or the loss of data;

●	the impact of the COVID-19 pandemic and its effect on business and financial conditions of the Company; and

●	other risks and uncertainties set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Risk Factors” beginning on page 27 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Business and Properties

The business and properties of PTAC and Porch prior to the Merger are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections titled “Information About PTAC” beginning on page 85 and “Information About Porch” beginning on page 98, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Risk Factors” beginning on page 27, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of Porch for the years ended December 31, 2019 and December 31, 2018 and the nine months ended September 30, 2020 and 2019 are included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Selected Historical Consolidated Financial Information of Porch” beginning on page 17, which are incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of and for the nine months ended September 30, 2020 and 2019 of Porch have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-80 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Porch as of and for the years ended December 31, 2019 and 2018 and the related notes included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-37 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation prior to the Merger is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections titled “PTAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 93 and “Porch’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 115, which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of December 23, 2020, after giving effect to the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of the Company’s common stock;

●	each current executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 81,476,589 shares of Common Stock issued and outstanding as of December 23, 2020 and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 14,325,000 shares of Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

Name of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Matt Ehrlichman(2)	16,763,108	20.2%
Executive Officers and Directors:
Matt Ehrlichman(2)	16,763,108	20.2%
Matthew Neagle(3)	603,273	*
Marty Heimbigner(4)	48,153	*
Joe Hanauer(5)	321,536	*
Thomas D. Hennessy	697,917	*
Alan Pickerill(6)	18,291	*
Javier Saade	—	—
Asha Sharma(7)	515,720	*
Chris Terrill	—	—
Regi Vengalil	—	—
Margaret Whelan	35,682	*

All directors and executive officers as a group (11 individuals)	19,003,680	23.3%

*	Indicates less than 1 percent.

(1)	Unless otherwise noted, the business address of those listed in the table above is 2200 1st Avenue S., Seattle, Washington 98134.

(2)	Includes 1,020,793 Earnout Shares, options to acquire 1,342,846 shares of Common Stock that have vested or will vest within 60 days of the Closing and 1,000,000 restricted shares of Common Stock that are outstanding and subject to potential forfeiture. Includes 6,772,076 shares of Common Stock held by West Equities, LLC over which Mr. Ehrlichman has sole voting and dispositive power and 144,301 shares of Common Stock held jointly by Mr. Ehrlichman and his spouse.

(3)	Includes 65,203 Earnout Shares, options to acquire 146,397 shares of Common Stock that have vested or will vest within 60 days of the Closing, 29,124 restricted stock units that have vested or will vest within 60 days of the Closing and 187,904 restricted shares of Common Stock that are outstanding and subject to potential forfeiture.

(4)	Includes options to acquire 48,153 shares of Common Stock that have vested or will vest within 60 days of the Closing.

(5)	Includes 31,866 Earnout Shares and options to acquire 60,881 shares of Common Stock that have vested or will vest within 60 days of the Closing. Includes 254,174 shares of Common Stock held by Ingleside Interests, LP over which Mr. Hanauer has sole voting and dispositive power.

(6)	Includes 3,611 Earnout Shares and options to acquire 14,680 shares of Common Stock that have vested or will vest within 60 days of the Closing.

(7)	Includes 49,411 Earnout Shares and options to acquire 275,500 shares of Common Stock that have vested or will vest within 60 days of the Closing.

Executive Compensation

The information related to executive and director compensation of Porch is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Executive and Director Compensation of Porch” beginning on page 110 and is incorporated by reference herein.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of Porch After the Merger” beginning on page 138 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Additional information related the Company’s directors and executive officers is included in Item 5.02 under the caption “Directors and Executive Officers” in the Company’s Current Report on Form 8-K filed with the SEC on December 29, 2020 and is incorporated by reference herein.

Certain Relationships and Related Party Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 230 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Information related to director independence, Board committees and executive officers of the Company is included in Item 5.02 under the captions “Directors and Executive Officers—Independence of Directors” and “Directors and Executive Officers—Committees of the Board of Directors” in the Company’s Current Report on Form 8-K filed with the SEC on December 29, 2020 and is incorporated by reference herein.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the Section entitled “Information About Porch—Legal Proceedings” beginning on page 108 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Common Stock and warrants were historically quoted on the Nasdaq under the symbols “PTAC” and “PTACW,” respectively. On December 24, 2020, the Company’s Common Stock and warrants were listed on the Nasdaq under the new trading symbols of “PRCH” and “PRCHW,” respectively.

As of the Closing Date and following the completion of the Business Combination, the Company had approximately 81,476,589 shares (of which 5,000,000 were Earnout Shares) of Common Stock issued and outstanding held of record by sixty holders, and approximately 14,325,000 warrants outstanding held of record by two holders.

Dividends

The Company has not paid any cash dividends on the Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The PIPE Shares issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Company’s Common Stock is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Description of New Porch Capital Stock—Common Stock” beginning on page 222 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Company’s warrants is included in the Company’s Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Description of New Porch Capital Stock—Redeemable Warrants” beginning on page 222 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

Change of the Company’s Independent Registered Public Accounting Firm

On December 23, 2020, after the recommendation of the Audit Committee of the Board, the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. EY served as the independent registered public accounting firm of Porch prior to the Merger. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Merger, was informed that it would be replaced by EY as the Company’s independent registered public accounting firm.

Withum’s report of independent registered public accounting firm, dated March 18, 2020, on the Company’s balance sheet as of December 31, 2019 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from July 31, 2019 (inception) through December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from July 31, 2019 (inception) through December 31, 2019 and the subsequent period through December 23, 2020, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from July 31, 2019 (inception) to December 31, 2019 and the interim period through December 23, 2020, the Company did not consult EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by EY that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01 Changes in Control of the Registrant

The information set forth above under “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Transactions, on December 23, 2020, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers, consultants, independent contractors and directors of the Company as well as a Code of Ethics for Senior Executive and Financial Officers applicable to the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (or persons performing similar functions to the aforementioned officers regardless of whether such persons are employed directly by the Company).

Item 5.06 Change in Shell Company Status

As a result of the Merger, which fulfilled the definition of a business combination as required by the Certificate of Incorporation of the Company, dated July 31, 2019, and as amended on November 21, 2019, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Merger are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections titled “The Merger” and “The Merger Agreement” beginning on pages 145 and 167, respectively, of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The unaudited condensed financial statements of Porch as of and for the nine months ended September 30, 2020 and September 30, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-80 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

The historical audited financial statements of Porch as of and for the year ended December 31, 2019 and December 31, 2018 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-37 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed financial statements of the Company as of and for the nine months ended September 30, 2020 and September 30, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-19 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

The historical audited financial statements of the Company as of and for the year ended December 31, 2019 and December 31, 2018 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-19 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2019 as of and for the nine months ended September 30, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of July 30, 2020, by and among the Company, PTAC, Merger Sub, and Joe Hanauer, in his capacity as the representative of all Pre-Closing Holders (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K (File No. 001-39142), filed with the SEC on July 31, 2020).
2.2	First Amendment to the Agreement and Plan of Merger, dated as of October 12, 2020, by and among the Company, PTAC and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K (File No. 001-39142), filed with the SEC on October 14, 2020).
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated December 23, 2020 (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K (File No. 001-39142), filed with the SEC on December 29, 2020).
3.2	Amended and Restated By-Laws of the Company, dated December 23, 2020 (incorporated by reference to Exhibit 4.2 of the Company’s Form 8-K (File No. 001-39142), filed with the SEC on December 29, 2020).
4.1*	Form of Common Stock Certificate of the Company.
4.2*	Form of Warrant Certificate of the Company.
4.3	Warrant Agreement, dated November 21, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K (File No. 001-39142), filed with the SEC on November 26, 2019).
10.1	Form of Subscription Agreement, dated as of July 30, 2020, by and between the Company and the Subscriber party thereto (incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K (File No. 001-39142), filed with the SEC on July 31, 2020).
10.2	Form of Amendment No. 1 to Subscription Agreement, dated as of October 12, 2020, by and between the Company and the Subscriber party thereto (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K (File No. 001-39142), filed with the SEC on October 14, 2020).
10.3#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.4*	Amended and Restated Registration Rights Agreement, dated December 23, 2020, by and among the Company and certain stockholders of the Company.
10.5#	Porch Group, Inc. 2020 Stock Incentive Plan (incorporated by reference to Annex E to the Company’s definitive proxy statement/consent solicitation statement/prospectus (File No. 333-249468), filed with the SEC on December 3, 2020).
10.6#	Letter Agreement, dated November 8, 2013, by and between Porch.com, Inc. and Matthew Neagle (incorporated by reference to Exhibit 10.9 of the Company’s Form S-4 (File No. 333-249468), filed with the SEC on October 14, 2020).
10.7#*	Retention Agreement, dated February 20, 2018, by and between Porch.com, Inc. and Matthew Neagle.
16.1*	Letter from WithumSmith+Brown, PC to the SEC, dated December 30, 2020.
21.1*	Subsidiaries of Registrant.
99.1*	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Martin L. Heimbigner
	Name:	Martin L. Heimbigner
	Title:	Chief Financial Officer

Date: December 30, 2020